Supplement dated December 4, 2017

to the

Prospectuses dated May 1, 2017

for

Commonwealth Annuity Advantage Variable Annuity

ExecAnnuity Plus 91 and 93 Variable Annuity

Issued By

Commonwealth Annuity and Life Insurance Company

through its

Separate Account VA-K

On July 3, 2017, Amundi acquired Pioneer Investments. As a result of the transaction, Pioneer Investment Management, Inc. became a wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc. Furthermore, the names of the portfolio’s investment adviser changed to Amundi Pioneer Asset Management, Inc.

Effective immediately, under the “Investment Objectives and Policies” section of the prospectus, the information in the table for the Pioneer portfolios is deleted and replaced with the following:

Funding Option	Investment Objective Summary	Investment Adviser/Sub- Adviser
Pioneer Emerging Markets VCT Portfolio – Class II	Seeks long-term growth of capital.	Amundi Pioneer Asset Management, Inc.
Pioneer Real Estate Shares VCT Portfolio – Class II	Seeks long-term growth of capital. Current income is a secondary objective.	Amundi Pioneer Asset Management, Inc. Sub-advised by AEW Capital Management, L.P.*

* Effective January 1, 2018, Amundi Pioneer Asset Management, Inc. will serve as the sub-adviser.

Any references in the prospectus to Pioneer Asset Management, Inc. serving as the investment adviser are deleted and replaced with Amundi Pioneer Asset Management, Inc.

This Supplement Should Be Retained with Your Prospectus for Future Reference.